UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 2, 2001
                                                      --------------

                             Gatlin Holdings, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                             Saleoutlet.com, Inc.
                             --------------------
                         (Former name of Registrant)

NEVADA                                000-26569              88-0399260
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


     350 E. Michigan Avenue, Suite 410, Kalamazoo, Michigan  49007-3800
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                   (Address of principal executive offices)


Registrant's telephone number, including area code    (616) 349-3971
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Item 2.  Acquisition or Disposition of Assets.

	On January 17, 2001 the registrant, Saleoutlet.com, Inc. completed a merger with Gatlin Holdings, Inc., an Indiana corporation. As a result of this share exchange, the registrant will acquire a significant amount of new assets including real estate, liquor licenses and fixtures and other improvements. The essential terms of the Share Exchange are:

        a. The registrant will be the surviving corporation with the target initially being a subsidiary of the registrant; and
        b. The target shareholders (of Gatlin Holdings, Inc.) will exchange 100% of issued and outstanding shares of Gatlin Holdings, Inc. for 7,000,000 shares of the registrant, on a pro rata basis.
        c. The target, Gatlin Holdings, Inc. an Indiana corporation, will be dissolved in Indiana after the share exchange; and
        d. The registrant will assume all assets and liabilities of the target; and
        e. The target shareholders will, after the completion of the transaction, control a majority of the voting rights of the registrant; and
        f. The registrant is not subject to the control share requirements of NRS 78.378, as provided for in its Articles of Incorporation; and
        g.      A new board of directors of the issuer was elected.

                A copy of the Plan of Share Exchange is attached to this Form 8-K/A as Exhibit 2, appended to this Form.


ITEM 5. Other Events


Reverse Split of the Company's Common Shares:

	A majority of the shareholders of the registrant, pursuant to the recommendation of the Board of Directors, voted for a reverse split of the company's common shares. All shares held as of January 15, 2001 will be subject to the reversal. As a result of the amendment to the company's articles of incorporation, each six (6) shares held by a shareholder on January 15, 2001 will be exchanged for one (1) share of the company's common stock.


Share Exchange:

     On January 17, 2001 the registrant, Saleoutlet.com, Inc. completed a share exchange with Gatlin Holdings, Inc., an Indiana corporation. As part of the share exchange agreement, Saleoutlet.com, Inc. has changed its name to Gatlin Holdings, Inc. All matters of the share exchange, including name change referred to herein was approved by the shareholders of the registrant, upon the recommendations of the Board of Directors.

New Trading Symbol:

	As of Monday, February 5, 2001, the company will be trading on the NASD OTC Bulletin Board under the symbol of "GTHI".

Business of the Registrant:

	At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables. As a



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result, the registrant was not actively engaged in business.  The only asset of the company, the name "Sale Outlet.com" was offered for sale to the previous officers and directors of the company, however, the offer was declined. Therefore, the registrant is the owner of the name "Sale Outlet.com."


Item 6.  Resignation of Registrant's Directors

        The entire Board of Directors of the registrant resigned as of January 15, 2001. The shareholders of the registrant, on January 15, 2001 elected the following to the Board of Directors: Wesley Van Dam, Jon Newby and Steve Burhoe. The newly elected directors will serve until the next regular annual meeting of the shareholders, or until otherwise removed.

Item 7.  Financial Statements

	The financial statements of Gatlin Holding, Inc. an Indiana corporation, will be included in a subsequently filed amendment to this form 8-K/A.


                              Index to Exhibits

Exhibit 2  "Plan of Share Exchange" ........................ Pages 5-6



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Saleoutlet.com, Inc.

Date: March 16, 2001
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                                        By: /s/ Jon Newby
                                        -----------------------------
                                        Jon Newby, President AND DIRECTOR



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